Vanguard WindsorTM II Fund

Supplement to the Prospectus and Summary Prospectus Dated February 26, 2018

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

Jeff G. Fahrenbruch, CFA, Managing Director of Barrow, Hanley. He has co-managed a portion of the Fund since 2013.

David W. Ganucheau, CFA, Managing Director of Barrow, Hanley. He has co-managed a portion of the Fund since 2013.

George H. Davis, Jr., Chief Executive Officer of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2003.

Sheldon J. Lieberman, Principal of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2003.

Andrew Lacey, Deputy Chairman of Lazard. He has co-managed a portion of the Fund since 2007.

Ronald Temple, Managing Director of Lazard. He has co-managed a portion of the Fund since 2018.

John P. Mahedy, CPA, Director of Research and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

Lewis A. Sanders, CFA, Chief Executive Officer and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

James P. Stetler, Senior Portfolio Manager at Vanguard. He has co-managed a portion of the Fund since 2012.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He has co-managed a portion of the Fund since 2016.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

The managers primarily responsible for the day-to-day management of the Fund are:

Jeff G. Fahrenbruch, CFA, Managing Director of Barrow, Hanley. He has worked in investment management since 1997; has been with Barrow, Hanley since 2002; has managed investment portfolios since 2012; and has co-managed a portion of the Fund since 2013. Education: B.B.A., University of Texas.

David W. Ganucheau, CFA, Managing Director of Barrow, Hanley. He has worked in investment management since 1996; has been with Barrow, Hanley since 2004; has managed investment portfolios since 2012; and has co-managed a portion of the Fund since 2013. Education: B.B.A., Southern Methodist University.

George H. Davis, Jr., Chief Executive Officer of Hotchkis and Wiley. He has worked in investment management since 1983, has been with Hotchkis and Wiley since 1988, and has co-managed a portion of the Fund since 2003. Education: B.A. and M.B.A., Stanford University.

Sheldon J. Lieberman, Principal of Hotchkis and Wiley. He has worked in investment management since 1986, has been with Hotchkis and Wiley since 1994, and has co-managed a portion of the Fund since 2003. Education: B.A., University of California, Los Angeles; M.B.A., California State University, Northridge.

Andrew Lacey, Deputy Chairman of Lazard. He has worked in investment management for Lazard since 1995 and has managed investment portfolios and co-managed a portion of the Fund since 2007. Education: B.A., Wesleyan University; M.B.A., Columbia University.

Ronald Temple, Managing Director of Lazard. He has worked in investment management since 1991, has managed investment portfolios since he joined Lazard in 2001, and has co-managed a portion of the Fund since 2018. Education: B.A., Duke University; M.P.P., Harvard University.

John P. Mahedy, CPA, Director of Research and Co-Chief Investment Officer of Sanders. He has worked in investment management since 1988, has managed investment portfolios since 2001, has been with Sanders since 2009, and has co-managed a portion of the Fund since 2010. Education: B.S. and M.B.A., New York University.

Lewis A. Sanders, CFA, Chief Executive Officer and Co-Chief Investment Officer of Sanders. He has worked in investment management since 1968, has managed investment portfolios since 1981, has been with Sanders since 2009, and has co-managed a portion of the Fund since 2010. Education: B.S., Columbia University.

James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since 2012. Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He oversees the active quantitative equity funds and separately managed equity accounts. He has been with Vanguard since 2007 and has co-managed a portion of the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a registered trademark owned by CFA Institute.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 073 072018

Vanguard WindsorTM Funds

Supplement to the Statement of Additional Information Dated February 26, 2018

Important Change to Vanguard Windsor II Fund

Ronald Temple replaces Christopher Blake as co-manager for the Lazard portion of Vanguard Windsor II Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following replaces the last paragraph under the heading “1. Other Accounts Managed” on page B-45:

Ronald Temple co-manages a portion of the Windsor II Fund. As of March 31, 2018, Mr. Temple also managed 11 other registered investment companies with total assets of $12.9 billion (advisory fees not based on account performance), 14 other pooled investment vehicles with total assets of $1.8 billion (advisory fees based on account performance for 2 of these accounts with total assets of $781.8 million), and 141 other accounts with total assets of $5.9 billion (advisory fees not based on account performance).

Within the same section, the following replaces the “4. Ownership of Securities” section on page B-47:

4. Ownership of Securities

As of March 31, 2018, Mr. Lacey and Mr. Temple did not own any shares of Vanguard Windsor II Fund.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 022B 072018